SCUDDER
                                                                     INVESTMENTS

Supplement to the currently effective Prospectus for each of the listed funds:

Scudder Large Cap Value Fund              Scudder Total Return Fund
Scudder-Dreman High Return                Scudder Target 2011 Fund
  Equity Fund                             Scudder Target 2012 Fund
Scudder Focus Value+Growth                Scudder Technology Fund
   Fund                                   Scudder Target 2010 Fund
Scudder Blue Chip Fund                    Scudder Retirement Fund --
Scudder Worldwide 2004 Fund                  Series V
Scudder Retirement Fund --                 Scudder Retirement Fund --
   Series VI                                 Series VII
Scudder S&P 500 Stock Fund                Scudder Aggressive Growth
Scudder-Dreman Financial                     Fund
   Services Fund                          Scudder Target 2013 Fund
Scudder Growth Fund

--------------------------------------------------------------------------------

The following information supplements the "The Fund's Main Investment Strategy" section of the prospectus.

The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The following information supplements the "The Main Risks of Investing in the Fund" section of the prospectus.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


               Please Retain This Supplement for Future Reference

May 28, 2004
SMF-3626
PS78/49/339-2A-054